SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2003

IDEC PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 Callan Road, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 431-8500
N/A
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits

99.1    Press release dated April 15, 2003.

ITEM 9. Regulation FD Disclosure.

                On April 15, 2003, IDEC Pharmaceuticals Corporation issued a press release announcing its financial results for the three months ended March 31, 2003.  A copy of this press release is attached hereto as Exhibit 99.1.  This Form 8-K and the attached exhibit are provided under Item 12, Results of Operation and Financial Condition, and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

                Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2003

IDEC PHARMACEUTICALS CORPORATION

By	/s/ EDWARD M. RODRIGUEZ
Name:	Edward M. Rodriguez
Title:	Vice President, Finance and Controller